UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

-----------------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

-----------------------

Date of Report (Date of earliest event reported):
July 31, 2015

United States Steel Corporation
-----------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
---------------	------------------------	-------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
---------------------------------------	----------
(Address of principal executive offices)	(Zip Code)

(412) 433-1121
------------------------------
(Registrant's telephone number,
including area code)

-----------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On July 31, 2015, the debtor in possession facility agreement (the DIP Facility) dated September 16, 2014 between U. S. Steel Holdings, Inc., a subsidiary of United States Steel Corporation (the Corporation), as lender, and U. S. Steel Canada Inc. (USSC) an indirect wholly owned subsidiary of the Corporation, as borrower, was terminated. The termination of the DIP Facility was approved by the Ontario Superior Court of Justice. Pursuant to the DIP Facility, U. S. Steel Holdings, Inc. had agreed to provide USSC with up to C$185,000,000 in secured debtor in possession financing to permit USSC to continue operations at least through the end of 2015. USSC has secured alternative debtor in possession financing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By: /s/ Colleen M. Darragh
Colleen M. Darragh
Vice President and Controller

Dated: August 6, 2015